Exhibit 10.11
Execution Version

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT
AMENDMENT NO. 1, dated as of February 19, 2020 (this “Amendment”), by and among DISCOVERORG, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), DISCOVERORG MIDCO, LLC, a limited liability company organized under the laws of Delaware (“Holdings”), MORGAN STANLEY BANK, N.A. (“MSBNA”), as the New Term Loan Lender (as defined below), the Revolving Credit Lenders party hereto, and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent and an L/C Issuer, to the First Lien Credit Agreement, dated as of February 1, 2019, among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
W I T N E S S E T H:
WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;
WHEREAS, Section 3.08 and 10.01 of the Credit Agreement provide that the Borrower, the Administrative Agent and the Lenders may amend the Credit Agreement as set forth herein;
WHEREAS, MSSF has been appointed as Amendment No. 1 Arranger (as defined below) and is acting as lead arranger and joint bookrunner for this Amendment (in such capacities, the “Amendment No. 1 Arranger”);
WHEREAS, (i) each Lender holding Initial Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date (the “Existing Term Loans”) that executes and delivers a consent to this Amendment (each, a “Consenting Term Loan Lender”) substantially in the form of Exhibit A hereto (an “Amendment No. 1 Term Loan Consent”) shall be deemed, upon effectiveness of this Amendment, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate with respect to its outstanding Existing Term Loans and (x) if such Consenting Term Loan Lender elects the “Column A” option on the Amendment No. 1 Term Loan Consent, such Consenting Term Loan Lender will retain its Existing Term Loans as amended by this Amendment No. 1 and (y) if such Consenting Term Loan Lender elects the “Column B” option on the Amendment No. 1 Term Loan Consent, the entire amount of such Consenting Term Loan Lender’s Existing Term Loans will be assigned to the New Term Loan Lender (as defined below) at par on the Amendment No. 1 Effective Date (as defined below) (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Term Loan Lender to effect such assignment) and following the Amendment No. 1 Effective Date such Consenting Term Loan Lender shall purchase by assignment Initial Term Loans in an equal principal amount as its Existing Term Loans or such lesser amount allocated to such Consenting Term Loan Lender by the Amendment No. 1 Arranger, (ii) each Lender holding Existing Term Loans that either elects the “Column C” option or does not execute and deliver an Amendment No. 1 Term Loan Consent (each, a “Non-Consenting Term Loan Lender”) shall be required to assign the entire amount of its Existing Term Loans to MSBNA (in such capacity, the “New Term Loan Lender”) in accordance with Section 3.08 and Section 10.07 of the Credit Agreement and such New Term Loan Lender shall become a Lender under the Amended Credit Agreement with respect to the Initial Term Loans so assigned (and this Amendment shall constitute the notice or waiting period to any such Non-Consenting Term Loan Lender to be replaced in accordance with Section 3.08 of the Credit Agreement), (iii) on the Amendment No. 1 Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the Amendment No. 1 Effective Date, with respect to the Existing Term Loans and (iv) the consent of the Majority Lenders in respect of the Initial Term Loans to this Amendment is required pursuant to Section 3.08 of the Credit Agreement to effectuate the assignments contemplated by clause (ii) above;
WHEREAS, (i) each Lender holding Revolving Credit Loans outstanding immediately prior to the Amendment No. 1 Effective Date (the “Existing Revolving Loans” and, together with the Existing Term Loans, the “Existing Loans” and each an “Existing Loan”) that executes and delivers a consent to this Amendment (each, a “Consenting Revolving Lender” and, together with the Consenting Term Loan Lenders, the “Consenting Lenders” and each a “Consenting Lender”) substantially in the form of Exhibit B hereto (an “Amendment No. 1 Revolving Consent” and, together with the Amendment No. 1 Term Loan Consent, the “Amendment No. 1 Consents” and each an “Amendment No. 1 Consent”) shall be deemed, upon effectiveness of this Amendment, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate with respect to its outstanding Existing Revolving Loans and (x) if such Consenting Revolving Lender elects the “Column A” option on the Amendment No. 1 Revolving Consent, such Consenting Revolving Lender will retain its Existing Revolving Loans as amended by this Amendment No. 1 and (y) if such Consenting Revolving Lender elects the “Column B” option on the Amendment No. 1 Revolving Consent, the entire amount of such Consenting Revolving Lender’s Existing Revolving Loans will be assigned to the New Revolving Credit Lender (as defined below) at par on the Amendment No. 1 Effective Date (as defined below) (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Revolving Lender to effect such assignment) and following the Amendment No. 1 Effective Date such Consenting Revolving Lender shall purchase by assignment Revolving Credit Loans in an equal principal amount as its Existing Revolving Loans or such lesser amount allocated to such Consenting Revolving Lender by the Amendment No. 1 Arranger, (ii) each Lender holding Existing Revolving Loans that either elects the “Column C” option or does not execute and deliver an Amendment No. 1 Revolving Consent (each, a “Non-Consenting Revolving Lender” and, together with the Non-Consenting Term Loan Lenders, the “Non-Consenting Lenders” and each a “Non-Consenting Lender”) shall be required to assign the entire amount of its Existing Revolving Loans to MSSF (in such capacity, the “New Revolving Credit Lender”) in accordance with Section 3.08 and Section 10.07 of the Credit Agreement and such New Revolving Credit Lender shall become a Lender under the Amended Credit Agreement with respect to the Revolving Credit Loans so assigned (and this Amendment shall constitute the notice or waiting period to any such Non-Consenting Revolving Lender to be replaced in accordance with Section 3.08 of the Credit Agreement), (iii) on the Amendment No. 1 Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the

Amendment No. 1 Effective Date, with respect to the Existing Revolving Loans and (iv) the consent of the Majority Lenders in respect of the Revolving Credit Facility to this Amendment is required pursuant to Section 3.08 of the Credit Agreement to effectuate the assignments contemplated by clause (ii) above;
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
Amendments
Section 1.1.  Amendments.  Subject to satisfaction (or waiver) of the conditions set forth in Article II hereof, on the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of February 19, 2020.
“Amendment No. 1 Arranger” means Morgan Stanley Senior Funding, Inc., as lead arranger and joint bookrunner in connection with Amendment No. 1.
“Amendment No. 1 Consent” has the meaning assigned to such term in the recitals to Amendment No. 1.
“Amendment No. 1 Effective Date” means February 19, 2020, the date of effectiveness of Amendment No. 1.
(b)    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Applicable Rate” means:
(a)    a percentage per annum equal to, with respect to the Initial Term Loans, (i) prior to the Amendment No. 1 Effective Date, 4.50% per annum for Eurocurrency Rate Loans and 3.50% per annum for Base Rate Loans and (ii) from and after the Amendment No. 1 Effective Date, 4.00% per annum for Eurocurrency Rate Loans and 3.00% per annum for Base Rate Loans; and
(b)    a percentage per annum equal to, with respect to the Closing Date Revolving Tranche, (i) prior to the Amendment No. 1 Effective Date, 4.50% per annum for Eurocurrency Rate Loans and 3.50% per annum for Base Rate Loans, (ii) from the Amendment No. 1 Effective Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first full fiscal quarter ending after the Amendment No. 1 Effective Date, 4.00% per annum for Eurocurrency Rate Loans and 3.00% per annum for Base Rate Loans and (iii) thereafter, the applicable percentage per annum set forth below, as determined by reference to the Consolidated First Lien Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	Greater than 4.40:1.00	4.00%	3.00%
2	Equal to or less than 4.40:1.00	3.75%	2.75%
Notwithstanding the foregoing, upon the consummation of a Qualified IPO the Applicable Rate set forth for each Pricing Level in respect of any Closing Date Revolving Tranche will be reduced by 0.25% and the Applicable Rate in respect of any Initial Term Loans will be reduced by 0.25%.
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that “Pricing Level 1” for the table set forth in clause (b) above shall apply without regard to the Consolidated First Lien Net Leverage Ratio (x) at any time after the date on which any annual or quarterly financial statement was required to have been delivered pursuant to Section 6.01(a) or Section 6.01(b) but was not delivered (or the Compliance Certificate related to such financial statements was required to have been delivered pursuant to Section 6.02(a) but was not delivered), commencing with the first Business Day immediately following such date and continuing until the first Business Day immediately following the date on which such financial statements (or, if later, the Compliance Certificate related to such financial statements) are delivered, or (y) at the election of the Majority Lenders under the applicable Tranche at such time, at all times if an Event of Default shall have occurred and be continuing.”
(c)    The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” that is immediately before “(ix)” with a comma and inserting the following at the end of the sentence: “and (x) Amendment No. 1”.
(d)    The reference to “Closing Date” in Section 2.05(a)(iii) and 3.08(c) of the Credit Agreement is hereby replaced with a reference to “Amendment No. 1 Effective Date”.
(e)    Section 2.08(a) of the Credit Agreement is hereby amended by inserting “and Amendment No. 1” immediately after the language “Subject to the provisions of the following sentence”.
(f)    Section 9.12 of the Credit Agreement is hereby amended by (x) replacing the word “or” immediately before “joint bookrunner” with a comma, (y) inserting the following after “joint bookrunner” in the first sentence thereof: “or “Amendment No. 1

Arranger”” and (z) inserting the following after “signature pages of this Agreement” in the first sentence thereof: “or Amendment No. 1”.
ARTICLE II
In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party party hereto represents and warrants to the Administrative Agent, Collateral Agent and the Lenders that:
Section 2.1.  Existence, Qualification and Power; Compliance with Laws.  Each Loan Party and each of the Restricted Subsidiaries (subject, in the case of clause (c), to the Legal Reservations and Section 2.3) (a) is a Person duly organized, formed or incorporated, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute and deliver this Amendment and perform its obligations under this Amendment and under the Amended Credit Agreement, (c) is duly qualified and is authorized to do business and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification and (d) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (a) (other than with respect to the Borrower), (b)(i), (b)(ii) (other than with respect to the Borrower), (c) and (d), to the extent that any failure to be so or to have such would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.2.  Authorization; No Contravention.  The execution and delivery of this Amendment and performance by each Loan Party of this Amendment and the Amended Credit Agreement, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action and do not (a) contravene the terms of any of such Person’s Organization Documents or (b) violate any Law; except in each case to the extent that such violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.3.  Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery, performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document, or for the consummation of the Transactions, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents or (c) the perfection or maintenance of the Liens created under the Collateral Documents, except for (w) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties consisting of UCC financing statements, filings in the United States Patent and Trademark Office and/or the United States Copyright Office (if there are any patents, registered trademarks, registered copyrights, or applications for any of the foregoing) and Mortgages, (x) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (y) those approvals, consents, exemptions, authorizations or other actions, notices or filings set out in the Collateral Documents and (z) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.4.  Binding Effect.  This Amendment has been duly executed and delivered by each Loan Party (to the extent such concept is applicable in the relevant jurisdiction and subject, in each case, to the Legal Reservations and Section 2.3). Subject to the Legal Reservations, this Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms.
ARTICLE III
Conditions to Effectiveness
This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions precedent are satisfied (or waived by the Administrative Agent):
(a)    The Administrative Agent (or its counsel) shall have received the following, each of which shall be originals or facsimiles or “pdf” files (followed promptly by originals) unless otherwise specified, from (i) the New Term Loan Lender, (ii) the New Revolving Credit Lender, (iii) the Administrative Agent and (iv) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. The Administrative Agent (or its counsel) shall have received from each Consenting Lender constituting at least the Required Lenders immediately prior to giving effect to the Amendment No. 1 Effective Date, a duly executed Amendment No. 1 Consent. Each Non-Consenting Lender shall have executed an Assignment and Assumption assigning all of such Non-Consenting Lender’s Existing Loans to the New Term Loan Lender or the New Revolving Credit Lender, as applicable, or shall have been deemed to have executed such an Assignment and Assumption in accordance with Section 3.08(a) of the Credit Agreement.
(b)    The Administrative Agent shall have received (i) such customary resolutions or other action of the Borrower and Holdings as the Administrative Agent may reasonably require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, (ii) with respect to the Borrower and Holdings, such documents and certifications (including incumbency certificates, Organization Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that each of the Borrower and Holdings is duly organized or formed, and that each of the Borrower and Holdings is validly existing and in good standing and (iii) to the extent applicable in the relevant jurisdiction, bring down good standing certificates of the Borrower and Holdings dated as of a recent date.

(c)    Holdings, the Borrower and each of the Subsidiary Guarantors shall have provided the documentation and other information reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 1 Effective Date by the Consenting Lenders as they reasonably determine is required by regulatory authorities in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation, in each case at least three (3) Business Days prior to the Amendment No. 1 Effective Date (or such shorter period as the Administrative Agent shall otherwise agree).
(d)    The Borrower shall have paid to the Administrative Agent for the ratable account of the Lenders holding Existing Loans all accrued and unpaid interest on such Existing Loans to, but not including, the Amendment No. 1 Effective Date.
(e)    All costs, fees, expenses (including without limitation legal fees and expenses), in each case solely to the extent required to be paid pursuant to Section 10.04 of the Amended Credit Agreement, and other compensation separately agreed in writing to be payable to the Amendment No. 1 Arranger and the Administrative Agent shall have been paid to the extent due (and, in the case of expenses, invoiced in reasonable detail at least three Business Days prior to the Amendment No. 1 Effective Date).
(f)    After giving effect to this Amendment, (A) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement, Article II hereunder and each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and (B) no Default shall exist, or would result immediately after giving effect to the provisions of this Amendment. A Responsible Officer of the Borrower shall have delivered a certificate certifying as to the matters set forth in clauses (A) and (B).
(g)    The Administrative Agent shall have received an opinion of Latham & Watkins LLP, special New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and the Amendment No. 1 Arranger.
ARTICLE IV
Miscellaneous
Section 4.1.  Continuing Effect; No Other Amendments or Waivers.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No. 1 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 1 Effective Date, the Credit Agreement as amended hereby.
Section 4.2.  New Term Loan Lender; New Revolving Credit Lender.  The New Term Loan Lender and the New Revolving Credit Lender hereby consent to this Amendment. Each of the New Term Loan Lender, the New Revolving Credit Lender, the Administrative Agent and the Borrower acknowledges and agrees that, upon the execution and delivery of an Assignment and Assumption signed by the New Term Loan Lender or the New Revolving Credit Lender (as applicable), as assignee, and each Non-Consenting Lender, as assignor (or deemed to have been signed by such Non-Consenting Lender pursuant to Section 3.08(a) of the Amended Credit Agreement), the New Term Loan Lender and the New Revolving Credit Lender (as applicable) (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Amended Credit Agreement and other Loan Documents with Initial Term Loans or Revolving Credit Loans (as applicable) in an amount equal to the aggregate principal amount of all Existing Loans of all Non-Consenting Lenders and all Consenting Lenders described under clause (i)(y) of the fourth “whereas” clause of this Amendment and clause (i)(y) of the fifth “whereas” clause of this Amendment (as applicable), (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Non-Consenting Lender that does not execute such Assignment and Assumption within the time periods provided in Section 3.08(a) of the Credit Agreement shall be deemed to have executed and delivered such Assignment and Assumption in accordance with Section 3.08(a) of the Credit Agreement. After the assignment (or deemed assignment) of (x) Initial Term Loans to the New Term Loan Lender as contemplated above, the New Term Loan Lender and the Consenting Term Loan Lenders shall together hold all of the Initial Term Loans and (y) Revolving Credit Loans to the New Revolving Credit Lender as contemplated above, the New Revolving Credit Lender and the Consenting Revolving Lenders shall together hold all of the Revolving Credit Loans.
Section 4.3.  Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which counterparts when so executed shall be an original, but all of which shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.
Section 4.4.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
Section 4.5.  Reaffirmation.  Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment No. 1 Effective Date, that its guarantee of the Obligations under the Subsidiary Guaranty and the Holdings Guaranty and its grant of Liens on the Collateral to secure the Obligations pursuant to each Collateral Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Credit Agreement as amended by this Amendment) subject to any limitations set out in the Credit Agreement (as so amended) and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.
Section 4.6.  Tax Treatment.  For U.S. federal and applicable state and local income tax purposes, immediately before and after giving effect to this Amendment, all of the Initial Term Loans shall be treated as one fungible tranche. Unless otherwise required by applicable law, none of the Loan Parties, the Administrative Agent or any Lender shall take any tax position inconsistent with the preceding sentence.
Section 4.7.  Loan Document and Integration.  This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
Section 4.8.  Headings.  Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 4.9.  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[Signature Pages Follow]

DISCOVERORG MIDCO, LLC, as Holdings

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

DISCOVERORG, LLC, as the Borrower

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

CLOUD VIRTUAL, LLC
DATANYZE, LLC
DISCOVERORG ACQUISITION (KOMIKO), LLC
DISCOVERORG ACQUISITION (TELLWISE), LLC
DISCOVERORG ACQUISITION COMPANY LLC
DISCOVERORG DATA, LLC
NEVERBOUNCE, LLC
RK MIDCO, LLC
RKSI ACQUISITION CORPORATION ZEBRA ACQUISITION CORPORATION,
each as a Guarantor

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

[DiscoverOrg – Signature page to Amendment No. 1]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent and Revolving Credit Lender

By:	/s/ Andrew Earls
Name:	Andrew Earls
Title:	Authorized Signatory

[DiscoverOrg – Signature page to Amendment No. 1]

MORGAN STANLEY BANK, N.A., as the New Term Loan Lender

By:	/s/ Andrew Earls
Name:	Andrew Earls
Title:	Authorized Signatory

[DiscoverOrg – Signature page to Amendment No. 1]

ANTARES HOLDINGS LP, as a Revolving Credit Lender By: Antares Holdings GP Inc., its general partner

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Title:	Its Duly Authorized Signatory

[DiscoverOrg – Signature page to Amendment No. 1]

BARCLAYS BANK PLC, as a Revolving Credit Lender

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Vice President

[DiscoverOrg – Signature page to Amendment No. 1]

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

1199SEIU Health Care Employees Pension Fund as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AIMCO CLO 10, Ltd. as a Term Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AIMCO CLO, SERIES 2015-A as a Term Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AIMCO CLO, SERIES 2017-A as a Term Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AIMCO CLO, SERIES 2018-A as a Term Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AIMCO CLO, SERIES 2018-B as a Term Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Allegany Park CLO, Ltd. as a Term Lender by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ALLSTATE INSURANCE COMPANY as a Term Lender

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ALLSTATE LIFE INSURANCE COMPANY as a Term Lender

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

American Beacon Crescent Short Duration High Income Fund as a Term Lender By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AMMC CLO 16, LIMITED as a Term Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AMMC CLO 19, LIMITED as a Term Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AMMC CLO 21, LIMITED as a Term Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AMMC CLO 22, LIMITED as a Term Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AMMC CLO XI, LIMITED as a Term Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AMMC CLO XII, LIMITED as a Term Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AMMC CLO XIII, LIMITED as a Term Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AMMC CLO XIV, LIMITED as a Term Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
X	☐	☐

ANTARES VESTA FUNDING LP, as a Term Lender By: Antares Vesta GP LLC, its general partner

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Title:	Its Duly Authorized Signatory

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Aon Hewitt Group Trust - High Yield Plus Bond Fund as a Term Lender By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND IX, LTD. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND V, LTD. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND VII, LTD. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND X, LTD. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND XI, LTD. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND XII, LTD. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND XIII, LTD. as a Term Lender

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND XIV, LTD. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

ATLAS SENIOR LOAN FUND XV, LTD. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Atlas Senior Secured Loan Fund VIII, Ltd. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Atrium Underwriters Ltd., Trustees of Syndicate 609 as a Term Lender By: Octagon Credit Investors, LLC as Sub-Adviser

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Avery Point VI CLO, Limited as a Term Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Avery Point VII CLO, Limited as a Term Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED as a Term Lender By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bain Capital Credit CLO 2017-1, Limited as a Term Lender By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bain Capital Credit CLO 2017-2, Limited as a Term Lender By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bain Capital Credit CLO 2018-1, Limited as a Term Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bain Capital Credit CLO 2018-2, Limited as a Term Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bain Capital Credit CLO 2019-1, Limited as a Term Lender

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BAIN CAPITAL CREDIT CLO 2019-2, LIMITED as a Term Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bain Capital Credit CLO 2019-3, Limited as a Term Lender By: Bain Capital Credit CLO Advisors, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bain Capital Credit CLO 2019-4, Limited as a Term Lender By: Bain Capital Credit, LP as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bain Capital I ICAV acting in respect of and for the account of its sub fund Global Loan Fund as a Term Lender By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P. as a Term Lender

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BAIN CAPITAL SENIOR LOAN FUND, L.P. as a Term Lender

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Baloise Senior Secured Loan Fund II as a Term Lender By: Bain Capital Credit, LP, as Sub Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Baloise Senior Secured Loan Fund III as a Term Lender By: Octagon Credit Investors, LLC as Sub Investment Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bandera Strategic Credit Partners II, LP as a Term Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BayCity Alternative Investment Funds SICAV-SIF - BayCity US Senior Loan Fund as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BayCity Senior Loan Master Fund, LTD. as a Term Lender BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Beechwood Park CLO, Ltd. as a Term Lender by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BGSL Breckenridge Funding LLC as a Term Lender

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Blackstone / GSO Long-Short Credit Income Fund as a Term Lender BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Blackstone / GSO Senior Floating Rate Term Fund as a Term Lender BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BLACKSTONE/GSO STRATEGIC CREDIT FUND as a Term Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bleeker Ltd as a Term Lender By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Blue Cross of California as a Term Lender By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2012-2 Ltd as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bluemountain CLO 2013-1 LTD. as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Bluemountain CLO 2013-2 LTD. as a Term Lender By: BlueMountain Fuji Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2014-2 Ltd as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2015-2, Ltd. as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2015-3 Ltd as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2015-4, Ltd. as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2016-1, Ltd. as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2016-2, Ltd. as a Term Lender By: BlueMountain CLO Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2016-3 Ltd as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2018-1 Ltd as a Term Lender By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2018-2, Ltd. as a Term Lender By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO 2018-3 Ltd. as a Term Lender By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO XXII Ltd as a Term Lender By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO XXIII Ltd. as a Term Lender By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO XXIV Ltd as a Term Lender By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO XXV as a Term Lender By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain CLO XXVI Ltd. as a Term Lender By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain Fuji US CLO I, Ltd. as a Term Lender By: BlueMountain Fuji Management, LLC, Series A

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain Fuji US CLO II, Ltd. as a Term Lender By: BlueMountain Fuji Management, LLC, Series A

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BlueMountain Fuji US CLO III, Ltd. as a Term Lender By: BlueMountain Fuji Management, LLC, Series A, as Collateral Manager

By:	/s/ Brittany Lucatuorto
Name:	Brittany Lucatuorto
Title:	Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Boston Retirement System as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BRYANT PARK FUNDING ULC as a Term Lender

By:	/s/ Madonna Sequeira
Name:	Madonna Sequeira
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Buckhorn Park CLO, Ltd. as a Term Lender by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Buttermilk Park CLO, Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

California Street CLO IX, Limited Partnership as a Term Lender BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Catholic Health Initiatives Master Trust as a Term Lender By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2017-1, LTD. as a Term Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2017-2, LTD. as a Term Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2017-3, LTD. as a Term Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2017-4, LTD. as a Term Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2018-5, LTD. as a Term Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2018-6, LTD. as a Term Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2018-7, Ltd. as a Term Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2018-8 Ltd as a Term Lender By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2019-10, Ltd. as a Term Lender By: CBAM CLO Management LLC as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2019-11 Ltd as a Term Lender By: CBAM CLO Management LLC as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CBAM 2019-9, Ltd. as a Term Lender

By:	/s/ Sagar Karsaliya
Name:	Sagar Karsaliya
Title:	Associate

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Chenango Park CLO, Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CHI Operating Investment Program L.P. as a Term Lender By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Cirrus Funding 2018-1, Ltd. as a Term Lender

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☑

CLC LEVERAGED LOAN TRUST as a Term Lender By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Cole Park CLO, Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Community Insurance Company as a Term Lender By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Cook Park CLO, Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Crescent Capital High Income Fund B L.P. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CRESCENT CAPITAL HIGH INCOME FUND L.P. as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Crescent Senior Secured Floating Rate Loan Fund, LLC as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

CSAA Insurance Exchange as a Term Lender By: Octagon Credit Investors, LLC, as sub-advisor

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Cumberland Park CLO Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Dewolf Park CLO, Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
as a Term Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Dorchester Park CLO Designated Activity Company as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☒	☐	☐

Dwight Place Capital Management LLC as a Term Lender

By:	/s/ Ilan Mandel
Name:	Ilan Mandel
Title:	CFO

[If a second signature block is required by the financial institution:

By:
Name:
Title:	]

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☒	☐	☐

Dwight Place Capital Partners, LLC as a Term Lender

By:	/s/ Ilan Mandel
Name:	Ilan Mandel
Title:	CFO

[If a second signature block is required by the financial institution:

By:
Name:
Title:	]

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

FCCI Insurance Company as a Term Lender

By:	/s/ Matthew Alvin
Name:	Matthew Alvin
Title:	Bank Loan Middle Office Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

FDF I Limited as a Term Lender By: FDF I CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

FDF II Limited as a Term Lender By: FDF II CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

FDF III Limited as a Term Lender By: FDF Management LLC Series III, a designated series of FDF Management LLC,

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

FDF IV Limited as a Term Lender By: FDF Management LLC Series IV, a designated series of FDF Management LLC, its collateral manager

By:	/s/ William Covino
Name:	William Covino
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

FDF V Limited as a Term Lender By: FDF V Management LLC, it's collateral manager

By:	/s/ William Covino
Name:	William Covino
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fillmore Park CLO, Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

FirstEnergy System Master Retirement Trust as a Term Lender By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fixed Income Opportunities NB LLC as a Term Lender By: Neuberger Berman Investment Advisers LLC, as Managing Member

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit BSL III Limited
as a Term Lender
By: FC BSL Management LLC Series III a designated series of FC BSL Management LLC, a Delaware limited liability company,
By: FC BSL III CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

FORTRESS CREDIT BSL IV LIMITED as a Term Lender By: FC BSL Management LLC Series IV, a designated series of FC BSL Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit BSL V Limited as a Term Lender By: FC BSL Management LLC Series V, a designated series of FC BSL Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit BSL VI Limited as a Term Lender By: FC BSL VI Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit BSL VII Limited as a Term Lender By: FC BSL VII Management LLC, its collateral manager

By:	/s/ Avi Dreyfuss
Name:	Avi Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit BSL VIII Limited as a Term Lender

By:	/s/ William Covino
Name:	William Covino
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit Opportunities IX CLO Limited as a Term Lender By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit Opportunities VI CLO Limited as a Term Lender By: FCO VI CLO CM LLC Its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit Opportunities VII CLO Limited as a Term Lender By: FCO VII CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Fortress Credit Opportunities XI CLO Limited as a Term Lender By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

GILBERT PARK CLO, LTD. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

KRH US Loan Master Fund 2017-5 a series trust of Global Cayman Investment Trust By Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal as a Term Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Griffin Institutional Access Credit Fund as a Term Lender By: BCSF Advisors, LP, as Sub-Adviser

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

GSO Diamond Portfolio Borrower LLC
as a Term Lender
By: GSO Diamond Portfolio Holdco LLC, its managing member
By: GSO Diamond Portfolio Fund LP, its managing member
By: GSO Diamond Portfolio Associates LLC, its general partner

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Harbor Park CLO, Ltd. as a Term Lender by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☑

AVAW as a Term Lender BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of AVAW Represented by: Oak Hill Advisors, L.P. As Fund Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH as a Term Lender By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Internationale Kapitalanlagegesellschaft mbH acting for SDF 2 as a Term Lender By Marathon Asset Management, L.P., as Fund Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Suzuka INKA as a Term Lender By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Jay Park CLO Ltd. as a Term Lender By: Virtus Partners LLC as Collateral Administrator

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

JNL/Neuberger Berman Strategic Income Fund as a Term Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Floating Rate Income Fund, a series of John Hancock Funds II as a Term Lender By: BCSF Advisors, LP, its Subadviser

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Kolumban Alternative Investments - Loans as a Term Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

KVK CLO 2013-1 Ltd. as a Term Lender By THL Credit Advisors LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

KVK CLO 2018-1 Ltd. as a Term Lender By THL Credit Advisors LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Long Point Park CLO Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Los Angeles County Employees Retirement Association as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

MAM CORPORATE LOAN FUND as a Term Lender By: MARATHON ASSET MANAGEMENT, L.P. Its Investment Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

MARATHON CLO 14 LTD as a Term Lender By Marathon Asset Management L.P., as Collateral Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

MARATHON CLO IX LTD. as a Term Lender By: MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Marathon CLO VI, Ltd. as a Term Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Marathon CLO VIII Ltd. as a Term Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

MARATHON CLO X LTD. as a Term Lender By: MARATHON ASSET MANAGEMENT LP as Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Marathon CLO XI Ltd. as a Term Lender By: Marathon Asset Management L.P. Its Collateral Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Marathon CLO XII, Ltd as a Term Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Marathon CLO XIII Ltd. as a Term Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Menard, Inc. as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Morgan Stanley Bank, N.A. as a Term Lender

By:	/s/ John Gally
Name:	John Gally
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

MSD CREDIT OPPORTUNITY MASTER FUND, L.P. as a Term Lender

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Managing Director

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Myers Park CLO, Ltd. as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

National Electrical Benefit Fund as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

NB Global Floating Rate Income Fund Limited as a Term Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XIV, Ltd. as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XIX, Ltd as a Term Lender By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XV, Ltd. as a Term Lender BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XVII, Ltd. as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XVIII, Ltd. as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XVI-S, Ltd. as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XX Ltd. as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XXI, LTD as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XXII, Ltd as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman CLO XXIII, Ltd as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Floating Rate Income Fund as a Term Lender By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Strategic Income Fund as a Term Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Investment Funds II PLC - Neuberger Berman Global Senior Floating Rate Income Fund as a Term Lender By: Neuberger Berman Investment Advisers LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Investment Funds PLC - Neuberger Berman Strategic Income Fund
as a Term Lender
Neuberger Berman Investment Funds PLC - Neuberger Berman
Strategic Income Fund
By: Neuberger Berman Europe Limited Investment Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 24, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 24, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

NEUBERGER BERMAN LOAN ADVISERS CLO 25, LTD. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 26, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 27, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 28, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 29, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 30, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 31, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 32, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 33, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 34, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as SubAdvisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Neuberger Berman Loan Advisers CLO 35, Ltd. as a Term Lender By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub- Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

New York City Employees' Retirement System as a Term Lender By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

New York City Fire Department Pension Fund as a Term Lender By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Niagara Park CLO, Ltd. as a Term Lender By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Nuveen Floating Rate Income Fund as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Nuveen Floating Rate Income Opportunity Fund as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Nuveen Senior Income Fund as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Nuveen Short Duration Credit Opportunities Fund as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☒	☐	☐

NXT Capital, LLC as a Term Lender

By:	/s/ Robert D. Kilborn
Name:	Rob Kilborn
Title:	Director

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Credit All Weather Income Fund, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon High Income Master Fund Ltd. as a Term Lender By: Octagon Credit Investors, LLC, in its capacity as investment manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 18-R, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 20-R, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 24, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 25, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 26, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 27, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 28, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 29, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 30, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 31, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 32, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 33, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 34, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 35, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 36, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 37, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 38, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 39, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 40, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 41, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 42, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 43, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 44, Ltd. as a Term Lender By: Octagon Credit Investor, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners 45, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners XIV, Ltd. as a Term Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners XV, Ltd. as a Term Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners XVI, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners XVII, Ltd. as a Term Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners XXI, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners XXII, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Investment Partners XXIII, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Loan Funding, Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Multi-Strategy Corporate Credit Master Fund LP as a Term Lender

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Octagon Senior Secured Credit Master Fund Ltd. as a Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA CREDIT FUNDING 1, LTD. as a Term Lender By: Oak Hill Advisories, L.P. As Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA CREDIT FUNDING 2, LTD. as a Term Lender By: Oak Hill Advisories, L.P. As Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA Credit Funding 3, LTD. as a Term Lender

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA CREDIT FUNDING 4, LTD. as a Term Lender By: Oak Hill Advisories, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA CREDIT PARTNERS VII, LTD. as a Term Lender By: Oak Hill Advisories, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA Credit Partners XI, LTD. as a Term Lender By: Oak Hill Advisories, L.P. As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA CREDIT PARTNERS XII, LTD. as a Term Lender By: Oak Hill Advisories, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA Credit Partners XIII, LTD. as a Term Lender By: Oak Hill Advisories, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA Credit Partners XIV, LTD. as a Term Lender By: Oak Hill Advisories, L.P. As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA Credit Partners X-R, LTD. as a Term Lender By: Oak Hill Advisories, L.P. As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA CREDIT PARTNERS XV, LTD. as a Term Lender By: Oak Hill Advisories, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA Delaware Customized Credit Fund-F, L.P. as a Term Lender

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☑

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P.
as a Term Lender
By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLC, Its General Partner
By: OHA Global GenPar, LLC, Its Managing member
By: OHA Global MGP, LLC, Its Managing member

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☑

OHA Diversified Credit Strategies Tractor Master Fund. L.P.
as a Term Lender
By: OHA Diversified Credit Strategies Tractor Fund GenPar, LLC, its general partner
By: OHA Global GenPar, LLC, its managing member
By: OHA Global MGP, LLC, its managing member

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☑

OHA FINLANDIA CREDIT FUND, L.P. as a Term Lender By: OHA Finlandia Credit Fund GenPar, LLC, its General Partner By: OHA Global GenPar, LLC, its managing member By: OHA Global MGP, LLC, its managing member

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA LOAN FUNDING 2013-1, LTD. as a Term Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA LOAN FUNDING 2013-2, LTD. as a Term Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA LOAN FUNDING 2015-1, LTD. as a Term Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

OHA Loan Funding 2016-1, LTD. as a Term Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☑

OHA S.C.A., SICAV-SIF as a Term Lender represented by OHA Management (Luxembourg) S.Ã r.1, in its capacity of General Partner

By:	/s/ Jonathan Askew
Name:	Jonathan Askew
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☑

Oregon Public Employees Retirement Fund as a Term Lender BY: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

PARTNERS GROUP SENIOR LOAN ACCESS S.A R.L. as a Term Lender By: Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name:	Till Schweizer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Surya Ysebaert
Name:	Surya Ysebaert
Title:	Managing Director

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☑

PensionDanmark Pensionsforsikringsaktireselskab as a Term Lender By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Alan Schrager
Name:	Alan Schrager
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

PENSIONDENMARK PENSIONSFORSIKRINGSAKTIESELSKAB as a Term Lender By: Sympathy Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

PG Global Income First Lien Loan Designated Activity Company as a Term Lender By Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name:	Till Schweizer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Surya Ysebaert
Name:	Surya Ysebaert
Title:	Managing Director

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Pikes Peak CLO 2 as a Term Lender Partners Group US Management CLO LLC as Collateral Manager for Pikes Peak CLO 2 Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name:	Till Schweizer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Surya Ysebaert
Name:	Surya Ysebaert
Title:	Managing Director

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Pikes Peak CLO 3 as a Term Lender Partners Group US Management CLO LLC as Collateral Manager for Pikes Peak CLO 3 Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name:	Till Schweizer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Surya Ysebaert
Name:	Surya Ysebaert
Title:	Managing Director

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Pikes Peak CLO 4 as a Term Lender Partners Group US Management CLO LLC as Collateral Manager for Pikes Peak CLO 4 Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name:	Till Schweizer
Title:	Senior Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Surya Ysebaert
Name:	Surya Ysebaert
Title:	Managing Director

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Principal Diversified Real Asset CIT as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Principal Funds Inc, - Diversified Real Asset Fund as a Term Lender BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Quaestio Solutions Funds - USHY - QCF -US High Yield Bond Pool as a Term Lender by Muzinich & Co. LTD as Sub-Investment Manager of Quaestio Solutions Funds

By:	/s/ Matthew Alvin
Name:	Matthew Alvin
Title:	Bank Loan Middle Office Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Race Point IX CLO, Limited as a Term Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Race Point VIII CLO, Limited as a Term Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Race Point X CLO, Limited as a Term Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund as a Term Lender By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Roaring Fork Trading, LLC as a Term Lender By: Truist Bank, as Manager

By:	/s/ Connie Bailey-Blake
Name:	Connie Bailey-Blake
Title:	Vice President

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

San Francisco City and County Employees' Retirement System as a Term Lender By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Managing Director

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

SCOF-2 LTD. as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

SCORLUX SICAV-SIF -SCOR GLOBAL LOANS as a Term Lender By: Octagon Credit Investors, LLC as Sub Investment Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Snowy Range Fund, LLC as a Term Lender By: Octagon Credit Investors, LLC as Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Southwick Park CLO, Ltd. as a Term Lender

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Star Insurance Company as a Term Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

State Universities Retirement System as a Term Lender By: Neuberger Berman Investment Advisers LLC, as Investment Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Stewart Park CLO, Ltd. as a Term Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund as a Term Lender By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Stichting Pensioenfonds Hoogovens as a Term Lender by THL Credit Advisors LLC, its Asset Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Stichting Pensioenfonds PGB as a Term Lender By THL Credit Advisors LLC, as Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Symphony CLO XIX, LTD. as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Symphony CLO XV, Ltd as a Term Lender BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Symphony CLO XVI, LTD as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Symphony CLO XVII, LTD as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Symphony CLO XVIII, Ltd as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Symphony CLO XX, LTD. as a Term Lender

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Symphony CLO XXI, LTD. as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

TCI-Symphony CLO 2016-1 Ltd. as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

TCI-Symphony CLO 2017-1 Ltd. as a Term Lender By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I as a Term Lender BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL CREDIT SENIOR LOAN FUND as a Term Lender By THL Credit Advisors LLC, as Subadviser

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Wind River 2013-2 CLO Ltd. as a Term Lender By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Wind River 2014-2 CLO Ltd. as a Term Lender BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Wind River 2016-2 CLO Ltd. as a Term Lender By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Wind River 2017-1 CLO Ltd. as a Term Lender By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Wind River 2018-1 CLO Ltd. as a Term Lender By: THL Credit Advisors LLC, as Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Wind River 2018-3 CLO Ltd. as a Term Lender By: THL Credit Advisors LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Wind River 2019-1 CLO Ltd. as a Term Lender

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL CREDIT WIND RIVER 2019-2 CLO LTD. as a Term Lender By THL Credit Advisors LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

THL Credit Wind River 2019-3 CLO Ltd. as a Term Lender By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Treman Park CLO, Ltd. as a Term Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Trustmark Insurance Company as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Tryon Park CLO Ltd. as a Term Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture 28A CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture 31 CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management III LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture 32 CLO, Limited as a Term Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture 33 CLO, Limited as a Term Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture 36 CLO, Limited as a Term Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture 37 CLO, Limited as a Term Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

VENTURE XIX CLO, Limited as a Term Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XVII CLO Limited as a Term Lender BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XVIII CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Venture XX CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Venture XXI CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XXII CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XXIII CLO, Limited as a Term Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XXIX CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XXV CLO, Limited as a Term Lender By: its Investment Advisor, MJX Asset Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XXVI CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XXVII CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XXVIII CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☑	☐

Venture XXX CLO, Limited as a Term Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Webster Park CLO, Ltd as a Term Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO 2016-1, Ltd. as a Term Lender

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO 2016-2, Ltd. as a Term Lender

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO 2017-2, Ltd. as a Term Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO 2017-3, Ltd. as a Term Lender By: Wellfleet Credit Partners, LLC As Asset Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO 2018-1, Ltd. as a Term Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO 2018-2, Ltd. as a Term Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO 2018-3, Ltd. as a Term Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO 2019-1, Ltd. as a Term Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

Wellfleet CLO X, Ltd. as a Term Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

West Bend Mutual Insurance Company as a Term Lender By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Assistant Vice President

[If a second signature block is required by the financial institution:

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Assistant Vice President

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

WM POOL - HIGH YIELD FIXED INTEREST TRUST as a Term Lender

By:	/s/ Matthew Alvin
Name:	Matthew Alvin
Title:	Bank Loan Middle Office Analyst

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

XAI Octagon Floating Rate & Alternative Income Term Trust as a Term Lender By: Octagon Credit Investors, LLC as Sub-Adviser

By:	/s/ Benjamin Chung
Name:	Benjamin Chung
Title:	Senior Portfolio Administrator

[If a second signature block is required by the financial institution:

By:
Name:
Title:

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

York CLO-1 Ltd. as a Term Lender

By:	/s/ Kevin M. Carr
Name:	Kevin M. Carr
Title:	Authorized signatory

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

York CLO-2 Ltd. as a Term Lender

By:	/s/ Kevin M. Carr
Name:	Kevin M. Carr
Title:	Authorized signatory

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

York CLO-3 Ltd. as a Term Lender

By:	/s/ Kevin M. Carr
Name:	Kevin M. Carr
Title:	Authorized signatory

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

York CLO-4 Ltd. as a Term Lender

By:	/s/ Kevin M. Carr
Name:	Kevin M. Carr
Title:	Authorized signatory

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

York CLO-5 Ltd. as a Term Lender

By:	/s/ Kevin M. Carr
Name:	Kevin M. Carr
Title:	Authorized signatory

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

York CLO-6 Ltd. as a Term Lender

By:	/s/ Kevin M. Carr
Name:	Kevin M. Carr
Title:	Authorized signatory

Term Lenders’ Signature Page to Amendment No. 1 (the “Amendment”)
[Term Lenders: please select Column A, B or C, as appropriate, and then complete and execute the signature block below.]

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☑	☐	☐

York CLO-7 Ltd. as a Term Lender

By:	/s/ Kevin M. Carr
Name:	Kevin M. Carr
Title:	Authorized signatory